                                                                  Exhibit (1)(l)

                                 EXCELSIOR FUNDS, INC.

                                 ARTICLES SUPPLEMENTARY

     Excelsior Funds, Inc., a Maryland Corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company (the "Board") has classified Five Hundred Million (500,000,000) shares of the Company's authorized but unissued and unclassified shares of capital stock, of the par value of One Mill ($.001) per share, as Class W Common Stock, of the par value of One Mill ($.001) per share, pursuant to the following resolutions adopted at a regular meeting of the Board held on November 14, 1997:

          RESOLVED, that pursuant to the authority expressly given to the Board in Article VI of the Company's Charter, the Board hereby classifies Five Hundred Million (500,000,000) of the Company's authorized but unissued and unclassified shares as Class W Common Stock (with an aggregate par value of Five Hundred Thousand Dollars ($500,000)); and

          FURTHER RESOLVED, that each share of Class W Common Stock shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Company's Charter.

     SECOND: The shares of capital stock of the Company classified pursuant to the resolutions set forth herein have been classified by the Board under the authority contained in the Charter of the Company.

     THIRD: These Articles Supplementary do not increase the total number of shares that the Company is authorized to issue or the aggregate par value thereof. The total number of shares of capital stock which the Company is presently authorized to issue remains Thirty-Five Billion (35,000,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Thirty-Five Million Dollars ($35,000,000), classified or remaining unclassified as follows:

          Class A Common Stock:  One Billion Five Hundred Million
          --------------------
     (1,500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Five Hundred Thousand Dollars ($1,500,000);

          Class A Common Stock -- Special Series 1: One Billion (1,000,000,000)
          ----------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

          Class B Common Stock:  One Billion Five Hundred Million
          --------------------
     (1,500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Five Hundred Thousand Dollars ($1,500,000);

          Class B Common Stock -- Special Series 1: One Billion (1,000,000,000)
          ----------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

          Class C Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class C Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class D Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class D Common Stock -- Special Series 1:  Three Hundred Seventy Five
          ----------------------------------------
     Million (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class E Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class E Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class F Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class F Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class G Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class G Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class H Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class H Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class I Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class I Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class J Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class J Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class K Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class K Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class L Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class L Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class M Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class M Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class N Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class N Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class P Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class P Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class Q Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class Q Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class R Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class R Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class S Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class S Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class T Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class T Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class U Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class V Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

          Class W Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000).

     The total number of authorized and unclassified shares of capital stock of the Company remaining after the actions described above is Eleven Billion One Hundred Twenty-Five Million (11,125,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Eleven Million One Hundred Twenty-Five Thousand Dollars ($11,125,000).

     IN WITNESS WHEREOF, Excelsior Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and its Corporate Seal to be herewith affixed and attested to by its Secretary as of December 22, 1997.


                                             EXCELSIOR FUNDS, INC.

[SEAL]

Attest:


/s/ W. Bruce McConnel, III                  By: /s/ Frederick S. Wonham
----------------------------                   ---------------------------
W. Bruce McConnel, III                      Frederick S. Wonham
Secretary                                   President

                                 CERTIFICATE



     THE UNDERSIGNED, President of Excelsior Funds, Inc., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.



                                                /s/ Frederick S. Wonham
                                               ---------------------------
                                                Frederick S. Wonham
                                                President


Dated as of:  December 22, 1997

DOCUMENT CODE   16    BUSINESS CODE   03    COUNTY   74
              ------                ------         ------

# D1750454        P.A. _____  Religious  ____ Close  ____ Stock  ____ Nonstock
---------------

Merging                              Surviving
(Transferor)_____________________    (Transferee)____________________
_________________________________    ________________________________
_________________________________    ________________________________
_________________________________    ________________________________

CODE     AMOUNT      FEE REMITTED                       Name Change
----     ------      ------------
10         70        Expedited Fee                      (New Name)_______________________________
         ------
                                                        _________________________________________
61       ______      Rec. Fee (Arts. of Inc.)           _________________________________________
20       ______      Organ. & Capitalization
                                                        ________ Change of Name
62         20        Rec. Fee (Amendment)               ________ Change of Principal Office
         ------
                                                        ________ Change of Resident Agent
63       ______      Rec. Fee (Merger or Consolidation) ________ Change of Resident Agent Address
                                                        ________ Resignation of Resident Agent
64       ______      Rec. Fee (Transfer)                ________ Designation of Resident Agent and
                                                                 Resident Agent's Address
65       ______      Rec. Fee (Revival)                 ________ Change of Business Code
                                                                 ________________________________
66       ______      Rec. Fee (Dissolution)             ________ Adoption of Assumed Name
                                                                 ________________________________
                                                        ________ Other Change(s) ________________
                                                                 ________________________________
75       ______      Special Fee
73       ______      Certificate of Conveyance
                     _______________________________
                     _______________________________
                     _______________________________
21       ______      Recordation Tax
22       ______      State Transfer Tax
23       ______      Local Transfer Tax
70       ______      Change of P.O. Box, R.A. or R.A.A.
31       ______      _______ Corp. Good Standing
600      ______               Returns
------------------------------------------------------------
52       ______      Foreign Qualification
NA       ______      Foreign Registration
51       ______      Foreign Name Registration
53       ______      Foreign Resolution
54       ______      For. Supplemental Cert.
56       ______      Penalty
50       ______      Cert. of Qual. or Req.
------------------------------------------------------------
83       ______      Cert. Limited Partnership
84       ______      Amended to Limited Partnership
85       ______      Termination of Limited Partnership
80       ______      For. Limited Partnership
91       ______      Amend/Cancellation, For. Limited Part.
87       ______      _____  Limited Part. Good Standing
------------------------------------------------------------
67       ______      Cert. Limited Liability Partnership
68       ______      LLP Amended - Domestic
69       ______      Foreign Limited Liability Partnership
74       ______      LLP Amended - Foreign
------------------------------------------------------------
99       ______      Art. of Organization (LLC)
98       ______      LLC Amend. Diss. Continuation
97       ______      LLC Cancellation
96       ______      Registration Foreign LLC
94       ______      Foreign LLC Supplement
         ______              LLC Good Standing (short)
92       ______      Organ. & Capitalization
------------------------------------------------------------
                                            Code    063
                                                 ---------

                                       ATTENTION:  J. Sidle
                                                 ------------------------
                                       __________________________________
                                       __________________________________


                                       MAIL TO ADDRESS:__________________
                                       __________________________________
                                       __________________________________
                                       __________________________________
                                       __________________________________
                                       __________________________________

13     25  2  Certified Copy            18
      ----                             ----
____  ______  Other __________
TOTAL
FEES   115
      ----

                 X    Check  _______ Cash    NOTE:
               ------                        ----

      _______  Documents on _____ checks

APPROVED BY:     WM
            --------------